UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT Pursuant to

Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2013

COLT DEFENSE LLC
COLT FINANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-171547	32-0031950 27-1237687
(Registration Number)	(IRS Employer Identification Number)

547 New Park Avenue, West Hartford, CT	06110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (860) 232-4489

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K (the “Original Form 8-K”) filed on July 15, 2013 by Colt Defense LLC (the “Company”) with the Securities and Exchange Commission disclosing the merger with New Colt Holding Corp (“New Colt”) on July 12, 2013. By this amendment to the Original Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited consolidated balance sheets of New Colt as of December 31, 2012 and 2011 and the audited consolidated statements of operations, stockholder’s equity and cash flows of New Colt for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditor’s report by Marcum LLP are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference.

The unaudited consolidated balance sheet of New Colt as of March 31, 2013 and the related unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2013 and April 1, 2012 and the unaudited notes related thereto, are filed hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The required unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and the year ended December 31, 2012 and the notes thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c)                                  Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated July 12, 2013, by and among Colt Defense LLC, New Colt Acquisition Corp., New Colt Holding Corp. and Donald E. Zilkha and Edward L. Koch III (incorporated by reference from Exhibit 2.1 to the Original Form 8-K).

99.1

Audited consolidated balance sheets of New Colt as of December 31, 2012 and 2011 and the audited consolidated statements of operations, stockholder’s equity, and cash flows of New Colt for the years ended December 31, 2012 and 2011 and the notes related thereto and the related independent auditor’s report.

99.2

Unaudited consolidated balance sheet of New Colt as of March 31, 2013 and related unaudited consolidated statements of operations and cash flows for the three months ended March 31, 2013 and April 1, 2012 and the unaudited notes related thereto.

99.3	Unaudited pro forma condensed consolidated financial statements as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 and the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLT DEFENSE LLC

Dated: November 6, 2013

	By:	/s/ Scott B. Flaherty
	Name:	Scott B. Flaherty
	Title:	Sr. Vice President and Chief Financial Officer